Exhibit 99.1
The SaaSPlatform for Healthcare Business Workflow | Investor Presentation June 2023

Disclaimer 2 This presentation (the “Presentation”) has been prepared by iCoreConnect Inc. (“iCoreConnect”, or “ICCT” or the “Company”) solely for use by interested parties in connection with their evaluation of the Company in the context of an evaluation of a possible transaction with FG Merger Corp. (the “Transaction”). The information contained herein has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain a complete analysis of all factors relevant to a Transaction. Interested parties should conduct their own investigation and analysis of the Company and the data set forth in this Presentation. The Company makes no representation or warranty as to the accuracy or completeness of this Presentation and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from, this Presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation of a Transaction. Industry and Market Data In this Presentation, the Company relies on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. The information and statistics are obtained from various sources, including publicly available information from third-party sources. All of the market data and industry information used in this Presentation involve a number of assumptions and limitations, and the recipients of this Presentation are cautioned not to give undue weight to such information. Although the Company believes these sources are reliable for the purposes used herein, it cannot guarantee the accuracy, fairness, completeness or correctness of this information, and the Company has not independently verified this information. Participants in the Solicitation FGMC and iCoreConnect and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FGMC’s stockholders and iCoreConnect’s stockholders in connection with the proposed business combination. A list of the names of the directors and executive officers of FGMC and iCoreConnect and information regarding their interests in the business combination are contained in the proxy statement. You may obtain free copies of these documents as described in the second paragraph under the above section titled “Additional Information and Where to Find It.” Before making any voting decision, investors and security holders of FGMC and iCoreConnect are urged to read the registration statement, the proxy statement / prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination. No Offer or Solicitation This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Additional Information and Where to Find It In connection with the proposed business combination, FGMC and iCoreConnect have filed with the SEC a registration statement on Form S-4 containing a joint preliminary proxy statement and a preliminary prospectus of FGMC, and after the registration statement is declared effective, FGMC and iCoreConnect will mail a definitive proxy statement/prospectus relating to the proposed business combination to their respective stockholders. This presentation does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. FGMC’s and iCoreConnect’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about iCoreConnect, FGMC and the proposed business combination. Such stockholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. The documents filed by FGMC with the SEC also may be obtained free of charge upon written request to FG Merger Corp, 104 S. Walnut Street, Itasca, IL 60143. The documents filed by iCoreConnect with the SEC also may be obtained free of charge upon written request to Attention: Corporate Secretary; 529 Crown Point Road, Suite 250 Ocoee, Florida 34761.

Disclaimer 3 Forward-Looking Statements Certain statements included in this presentation are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this presentation and on the current expectations of FGMC’s and iCoreConnect’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of FGMC and iCoreConnect. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the business combination, including the risk that any required regulatory approvals (including approval from antitrust regulators) are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect FGMC or the expected benefits of the business combination, if not obtained; the failure to realize the anticipated benefits of the business combination; the ability of FGMC prior to the business combination, and the combined company following the business combination, to maintain the listing of FGMC’s shares on Nasdaq; costs related to the business combination; the failure to satisfy the conditions to the consummation of the business combination, including the approval of the business combination agreement by the shareholders of FGMC and iCoreConnect, the risk that the business combination may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the outcome of any legal proceedings that may be instituted against FGMC or iCoreConnect related to the business combination; the attraction and retention of qualified directors, officers, employees and key personnel following the business combination, the combined company’s ability following the business combination to compete effectively in a highly competitive market; the ability to protect and enhance iCoreConnect’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in iCoreConnect’s industry; the uncertain effects of the COVID-19 pandemic; future financial performance of the combined company following the business combination; the ability of the combined company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the risk that the business combination disrupt current plans and operations of iCoreConnect as a result of the announcement and consummation of the business combination; the possibility that iCoreConnect may be adversely affected by other economic, business, regulatory, and/or competitive factors; the evolution of the markets in which iCoreConnect competes, including ecommerce; the ability of iCoreConnect to anticipate and respond to changing consumer preferences and trends; the ability of iCoreConnect to implement its existing strategic initiatives and continue to innovate their existing products; the ability of iCoreConnect to defend its intellectual property; the risk that iCoreConnect may not be able to execute its growth strategies and the timing of expected business milestones; the risk that iCoreConnect may not be able to recognize revenue for its products and services or secure additional contracts that generate revenue; and iCoreConnect’s performance, capabilities, strategy, and outlook. The foregoing list of risks is not exhaustive. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that FGMC and iCoreConnect do not presently know, or that FGMC and iCoreConnect currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FGMC’s and iCoreConnect’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of FGMC and iCoreConnect described in the joint preliminary proxy statement and a preliminary prospectus contained in the Form S-4 registration statement that FGMC and iCoreConnect have filed with the SEC, including those under “Risk Factors” therein. FGMC and iCoreConnect anticipate that subsequent events and developments will cause their assessments to change. However, while FGMC and iCoreConnect may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing FGMC’s or iCoreConnect’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer 4 Use of Projections Use of Projections This Presentation contains projected financial information with respect to the annualized recurring revenue of ICCT for 2022–2023. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. For instance, ICCT’s projected financial information incorporated certain financial and operational assumptions, including, without limitation, the receipt of sufficient new financing by ICCT to operate its business until the closing of the Transaction and the ability to onboard new customers on a timely basis, which are based on information available at the time the forecasts were made, have not been updated since such date, and should not be regarded as an indication that iCoreConnect or any other recipient of this information considered, or now considers, it to be predictive of actual future results. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of FGMC nor the independent registered public accounting firm of iCoreConnect has audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by FGMC and ICCT with the SEC. Some of the financial information and data contained in this presentation, such as annualized recurring revenue, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Annualized recurring revenue is defined as recurring revenue for the month of December multiplied by 12. These measures are not measurements of iCoreConnect’s financial performance under GAAP and should not be considered in isolation or as alternatives to net income, net cash flows provided by operating activities, total net cash flows or any other performance measures derived in accordance with GAAP or as alternatives to net cash flows from operating activities or total net cash flows as measures of iCoreConnect’s liquidity. FGMC and iCoreConnect believe annualized recurring revenue provides useful information to management and investors regarding certain financial and business trends relating to ICCT’s financial condition and results of operations. FGMC and ICCT believe that the use of annualized recurring revenue provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing ICCT’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider annualized recurring revenue in isolation or as alternatives to financial measures determined in accordance with GAAP. The use of annualized recurring revenue instead of GAAP measures has limitations as an analytical tool, and you should not consider annualized recurring revenue in isolation, or as a substitute for analysis of ICCT’s results of operations and operating cash flows as reported under GAAP. ICCT and FGMC cannot assure you that their estimates and assumptions will prove to be accurate. You should review ICCT’s audited financial statements, which are included in the registration statement relating to the proposed transactions. In addition, all ICCT’s historical financial information included herein is preliminary and subject to change.

Today’s Presenters 5 Wes Schrader Chief Executive Officer FG Merger Corp. (FGMC) • 25+ years experience in executive and non-executive roles • Founded Waverider Partners, an advisory and investment firm • Founded Capital MW, a management consulting firm Robert McDermott President & Chief Executive Officer iCoreConnect Inc. (ICCT) • 30 years experience as CEO of multiple companies • Led companies to Inc. 500 and Inc. 5000

Transaction Overview 6 Key Highlights Sources and Uses ($mm) Pro forma Valuation ($mm) Valuation Pro forma enterprise value of $98 mm Conversion Feature FGMC equity holders who do not exercise right to redeem will convert to preferred stock Preferred Stock 12% coupon payable in cash or PIK for first 24 months and cash thereafter Initial conversion price of $10.00 with reset to the lesser of $10.00 or 20% above simple average VWAP after 12 months Reset price can be no greater than $10.00 but no less than $2.00 Optional conversion to common at any time with mandatory conversion if common closes at or above 140% of reset price after 24-months of issue Pro Forma Cap Table Common Shares: 8.5 mm shares Preferred shares (converted from common): 10.2 mm shares $11.50 strike warrants: 10.1 mm warrants $15.00 strike warrants: 1.0 mm warrants Sources Uses Cash in trust1 $85.0 Assumed debt2 $8.9 Assumed debt2 $8.9 Equity considerations $85.4 Stockholder rollover $85.4 Cash to balance sheet3 $75.3 Cashless conversion of warrants and options $3.6 Transaction expenses4 $9.7 Cashless conversion of warrants and options $3.6 Total Sources $183.0 Total Uses $183.0 Implied market capitalization $89.9 Plus: Net debt $8.15 Implied firm value $98.0 1. Assuming no FGMC shareholder redemptions 2. As of March 31, 2023 balance sheet; will be updated at Closing based on most recently filed financial results 3. Subject to adjustments for indebtedness and other items described in the Merger Agreement 4. Estimated transaction expenses subject to adjustments as described in the Merger Agreement 5. Total liabilities minus convertible debt and cash

Transformative Transaction FGMC common stock purchased before FGMC’s shareholder meeting FGMC common stock held through the close of the transaction Unredeemed shares of FGMC common stock will emerge from the transaction as ICCT Convertible Preferred Stock • Unique SPAC structure available to all investors including retail • ICCT expected uplist from OTC to Nasdaq • Downside protection • 12% dividend • Full participation in upside This asymmetric return profile is not typical for a SPAC transaction and rarely accessible to anyone except a few institutional investors. Convertible Preferred Stock Features The Evolution of FGMC Shares 7

Exchange Ratio Calculation

Example: Calculation of the Exchange Ratio to Determine Post-Combination FGMC Share Value

Using financials as of March 31, 2023 per ICCT Q1 10-Q

Exchange Ratio =

Net Company Equity Value / ICCT Fully Diluted Shares / $10 Per FGMC Share

Acquisition Price	$98.0
less assumed debt and working capital adjustments	$8.9
Net Company Equity Value	**$89.1**
ICCT Common Stock	193.3
ICCT Warrants	30.7
ICCT Options	32.2
ICCT Fully Diluted Shares	**256.2**
Exchange Ratio	**0.034765**

***Exchange Ratio Calculation* = 89.1 / 256.2 / 10**

A $98M valuation and combined price of $10/share following the transaction close implies the ***ICCT share price*** **= ~$0.34-$0.35**

This represents a ***premium*** to ICCT's historical trading levels and reflects the ***intrinsic value*** of the Company not recognized in the illiquid OTC market.

1. Total consideration paid for iCoreConnect before adjustments per Merger Agreement plus any amount by which the Estimated Working Capital exceeds the Target Working Capital, minus any amount by which the Target Working Capital exceeds the Estimated Working Capital (excluding, without duplication, Indebtedness and unpaid Outstanding Company Transaction Expenses) minus all outstanding Indebtedness of the Company as of the Closing Date.

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iCoreConnect Company Overview

iCoreConnect, Inc. is a cloud-based software and technology company focused on increasing workflow productivity and customer profitability for dental and healthcare enterprises through its solutions and applications

Key Highlights

- Platform of 16 enterprise SaaS offerings
- 32,000+ subscriptions and growing
- Go-To-Market strategy with 100+ major healthcare association agreements secured across 30 states

Offerings

- SaaS, MSaaS

Key SaaS Offerings

- e-Prescription
- Automated Insurance Verification
- HIPAA & Encrypted Email
- Revenue Cycle Management
- Medical Coding
- Business Analytics

Target Customers

- Healthcare Providers, Dental Support Organizations, Hospitals, Payors

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Investment Highlights Recurring Revenue Strong and recurring SaaS and MSaaS revenue creates predictable business model Proven Go-to-Market Strategy 32,000+* recurring revenue subscriptions with significant total addressable market and increasing penetration into large enterprises Agnostic & Scalable Platform Seamless adoption & integration; scalable platform creates significant operating leverage *as of March 31, 2023 Tailwinds and Runway for Future Growth Shift to cloud environment, growing regulatory mandates for e-prescription & drug monitoring, and exclusive endorsements with state medical & dental associations Founder-led Management Team Strong track record of growth & success leading high-growth companies Demonstrated M&A Success Proven strategy of acquiring & integrating bolt-on technologies 10

iCore is capitalizing on significant technological changes Secular Drivers Fueling Growth Opportunity On premise Client/Server hosted applications, dependent on customer purchased upgrades Cloud-based SaaS applications, available on mobile devices, with automatic updates and recurring revenue Single feature SaaS companies, often difficult to scale Multi-Solution SaaS platform, creating opportunities to easily add new features and increase revenue per customer FROM TO FROM TO 11

The Opportunity 12 Dentists1 200,000+ Physicians2 935,000+ Healthcare Workers (14% of all U.S. Workers)3 22+ Million 1. American Dental Association 2021 report: https://www.ada.org/resources/research/health-policy-institute/dentist-workforce. 2. Association of Medical College 2019 report: https://www.aamc.org/data-reports/workforce/interactive-data/active-physicians-us-doctor-medicine-us-md-degree-specialty-2019 3. U.S. Census Bureau 2019 report: https://www.census.gov/library/stories/2021/04/who-are-our-health-care-workers.html#:~:text=There%20were%2022%20million%20workers,American%20Community%20Survey%20(ACS). Subscription Growth Accelerating Subscribers 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD Subscribers 32,000

Healthcare Solutions

Electronic Prescription

iCoreRx

All information on a single, integrated platform, resulting in productivity gains for providers and increased safety for patients

Insurance Verification

iCoreVerify

Automatically verifies insurance benefits eliminating labor intensive processes

Medical Coding

iCoreCodeGenius

Fast and efficient medical coding reduces claim denials

HIPAA Compliant Email & Referral Network

iCoreExchange HIPAA

Ability to share patient files in HIPAA compliant manner without file size restrictions

Revenue Analytics Dashboard

iCoreAnalytics

Provides instant and actionable data to help practices make better informed decisions

Managed Software as a Service (MSaaS)

iCore MSaaS Advantage

Network and infrastructure monitoring and protection

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Growth Strategy Expanding salesforce and powerful distribution model through partners Leverage Salesforce & Distribution Model Broaden depth and breadth of healthcare opportunities Healthcare Market Expansion Leverage successful track record and brand name to execute against pipeline Enhance Platform with Strategic M&A Grow product usage, seats, and average revenue per customer Land & Expand 1 2 4 3 14

Land & Expand 15 Additional Workflow & Analytics Solutions • Deliver innovative solutions across new categories • Innovation driven organically and through acquisitions Low-Cost Entry Point Offering • Land new customers with low price point products which provide critical solutions • Provide solutions to help customers meet regulatory requirements Expand Existing Offerings • Leverage extensive product offering to capture significant upsell opportunity with existing customers • Add new product features and functionality to increase product efficacy Increasing Revenue Per Customer

Multipronged Sales Approach 16 Quickly Growing National Sales Team • Team of three up through 2022 • Salesforce expanded to 10 in May’23 • Expected to be 50 sales reps by 2024 Leveraged Salesforce • Salesforces of channel partners sell iCore products – incentivized by commission-based pay • Partnership model creates significant leverage and customer acquisition opportunity Trusted Brand Drives Customer Referrals • Established network of strong relationships • 30 state medical and dental association endorsements • 100+ product endorsements Increasing Sales Reach and Leverage Lower Customer Acquisition Costs

Endorsement Partners and Distribution Channels 17 Partners Channels

National Map of Endorsements Endorsed Benefits of State Endorsements • Exclusive Agreements Block Out Competition • Direct Access to 125k+ Member Base • Frequent Co-Branded Marketing Efforts • Access to members through live webinars & certified continuing education (CE) events • Prime Real Estate at Annual Conventions By the Numbers • 30 State Endorsements • 100+ Product Endorsements 18

Healthcare Market Expansion 19 Sizeable Growth Opportunity • Significant potential beyond dental industry • Healthcare has~4.5x larger addressable market than dental Replicable Platform of Workflow Solutions • iCore’s existing products for dentists are directly applicable to the broader healthcare market • Robust demand environment for iCore’s solutions in the healthcare industry Products Already Developed • No additional product development needed • Seamless implementation and integration into existing systems

Proven Track Record of Acquisitions 2017 2018 2019 2020 • ICD Coding Software • Media & Information Services • Cloud-based software solutions • Healthcare Managed IT Services 2021 2023 • MSaaS and Managed IT Services • Continue to build acquisition pipeline 20 Acquisitions bolster the solutions and functionality of the iCoreConnect platform, driving revenue growth through cross-selling and customer expansion

Rapidly growing revenue supported by SaaS-based recurring model with annual agreements, billed monthly and auto-renew Recurring Revenue 21 Annualized Recurring Revenue1 (in Millions) 1. ARR shown as year-end exit run-rate for recurring revenue for each year calculated as December annualized $1.2 $1.9 $7.2 $8.0 $28.9 2019 2020 2021 2022 2023E

52% 68% 72% 84% -110% -37% -44% 23% 2020 2021 2022 2023E Gross Margin1 EBITDA Margin2 Margin expansion through single platform focus, minimal incremental software expenditures, data center expansion and leveraging client support networks Demonstrated Margin Expansion 22 1. Year-end gross profit divided by revenue. 2. The Company believes that the Non-GAAP measure of Earnings before interest, taxes, deprecation and amortization is a better measure of operational results and cash flows. Refer to Slide 23 for reconciliation between GAAP and Non-GAAP measures

Non-GAAP Measures 23 2020 2021 2022 2023E Revenue $2,123,587 $4,956,552 $7,987,902 $18,072,253 (Loss)/Income from operations ($3,238,330) ($3,287,482) ($4,802,106) $2,933,138 Add back: Depreciation and Amortization $906,060 $1,430,805 $1,292,085 $1,199,423 Earnings before interest, taxes, deprecation and amortization (EBITDA) ($2,322,270) ($1,856,677) ($3,510,021) $4,132,561 EBITDA/Revenue = EBITDA Margin (110)% (37)% (44)% 23% • These Non-GAAP measures refer to slide 21 Source: Company Filings

Investment Highlights Recurring Revenue Strong and recurring SaaS and MSaaS revenue creates predictable business model Proven Go-to-Market Strategy 32,000+* recurring revenue subscriptions with significant total addressable market and increasing penetration into large enterprises Agnostic & Scalable Platform Seamless adoption & integration; scalable platform creates significant operating leverage Tailwinds and Runway for Future Growth Shift to cloud environment, growing regulatory mandates for e-prescription & drug monitoring, and exclusive endorsements with state medical & dental associations Founder-led Management Team Strong track record of growth & success leading high-growth companies Demonstrated M&A Success Proven strategy of acquiring & integrating bolt-on technologies 24 *as of March 31, 2023

Robert McDermott President / Chief Executive Officer • 30 years experience as CEO of multiple companies • Led companies to Inc. 500 and Inc. 5000 David Fidanza Chief Information Officer • 30+ years in sales and service management • Previous Director of Service at Inc. 500 Company Murali Chakravarthi Chief Technology Officer • Previous Chief Software Architect at Nasplex Data Centers • DARPA Grand Challenge Finalist Archit Shah Chief Financial Officer • Experience in subscription and SaaS-based product offerings • High-growth and public company experience Carly Garrison Director of Sales • Experience in subscription and SaaS-based product offerings • High-growth and public company experience Jeff Stellinga Chief Operating Officer • 30+ years in Business Development & Finance • Previous #1 producer for US Bank iCoreConnect Management Team 25

Larry Swets Chairman • 25+ years of financial services experience including investment management, insurance and merchant banking • CEO of FG Financial Group • Over a decade of SPAC experience Wes Schrader Chief Executive Officer • 25+ years experience in executive and non-executive roles • Founded Waverider Partners, an advisory and investment firm • Founded Capital MW, a management consulting firm Kyle Cerminara Senior Advisor • 20+ years of financial services experience including investment management, insurance and merchant banking • Co-Founder of Fundamental Global • Executive and/or director roles at several public companies including as Chairman of FG Group Holdings FG Merger Corp. Team 26